UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

Silverback Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39756	81-1489190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fairview Ave N, Suite 600 Seattle, Washington	98109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 456-2900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On March 12, 2021, the Board of Directors (the “Board”) of Silverback Therapeutics, Inc. (the “Company”) appointed Maria Koehler, M.D., Ph.D. as a Class I director of the Company, with a term of office expiring at the 2021 annual meeting of stockholders. There are no arrangements or understandings between Dr. Koehler and any other person pursuant to which she was selected as a director. In addition, there are no transactions in which Dr. Koehler has an interest that would require disclosure under Item 404(a) of Regulation S-K.

In lieu of the initial option grant to which Dr. Koehler would otherwise be entitled upon her appointment as a director pursuant to the Company’s Non-Employee Director Compensation Policy (the “Compensation Policy”), Dr. Koehler was granted on the date of her appointment an option to purchase 25,000 shares of the Company’s common stock, which vests monthly over a three year period and will vest in full in the event of a change in control (as defined in the Company’s equity incentive plan). Pursuant to the Compensation Policy, Dr. Koehler will receive an annual cash retainer of $35,000 for her service on the Board. Dr. Koehler has also entered into the Company’s standard form of Indemnification Agreement.

Dr. Koehler will also serve as a member of the Nominating Committee of the Board (the “Nominating Committee”). Pursuant to the Compensation Policy, Dr. Koehler will receive an additional annual cash retainer of $4,000 for her service in such capacity as a member of the Nominating Committee. Robert Hershberg, M.D., Ph.D. and Vickie Capps will continue as chair and a member, respectively, of the Nominating Committee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERBACK THERAPEUTICS, INC.

By:	/s/ Laura Shawver, Ph.D.
Laura Shawver, Ph.D.
Chief Executive Officer

Dated: March 15, 2021